SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                  June 16, 1997


                      Banc One Auto Grantor Trust 1996 - A
                    -----------------------------------------
                    (Issuer with respect to the Certificates)


                              Bank One, Texas, N.A.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  United States
                  ---------------------------------------------
                  (State or other jurisdiction of organization)


       333-1092
      333-1092-01                                       75-2270994
 ------------------------                  ------------------------------------
 (Commission File Number)                  (IRS Employer Identification Number)


            c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,
                     Attn: Jeff Stewart, Dallas, Texas 75201
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (214) 290-7437

Item 5. Other Events

        On June 16, 1997, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit
        99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

        This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from May 15, 1997 through June 13, 1997 and for the Collection Period from May 1, 1997 through May 31, 1997.

Item 7. Exhibits

        See page 4 for Exhibit Index

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BANC ONE AUTO GRANTOR TRUST 1996-A

                                     By:     Bank One, Texas, N.A., as
                                     Servicer on ....... behalf of the Trust


Date:   June 10, 1997                By:          /s/ Jeff Stewart
                                            ---------------------------
                                     Name:        Jeff Stewart
                                            ---------------------------
                                     Title:       Vice President
                                            ---------------------------

                                 EXHIBIT INDEX


Exhibit                            Description                            Page


99.1           Monthly Statements and Additional Information..............5-12